UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2010 (December 14, 2010)

Realogy Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Campus Drive

Parsippany, NJ 07054

(Address of Principal Executive Offices) (Zip Code)

(973) 407-2000

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 14, 2010, Realogy Corporation, a Delaware corporation (the “Company”), entered into the following supplemental indentures: (i) Supplemental Indenture No. 17 (the “Existing Senior Cash Notes Supplemental Indenture”) among the Company, the guarantors named therein and The Bank of New York Mellon (the “Trustee”), as successor trustee to Wells Fargo Bank, National Association (“Wells Fargo”) to the indenture, dated as of April 10, 2007, among the Company, the guarantors named therein and the Trustee, as successor trustee to Wells Fargo, relating to the Company’s 10.50% Senior Notes due 2014 (as supplemented, the “Existing Senior Cash Note Indenture”) and (ii) Supplemental Indenture No. 17 (the “Existing Senior Toggle Notes Supplemental Indenture” and, together with the Existing Senior Cash Notes Supplemental Indenture, the “Supplemental Indentures”) among the Company, the guarantors named therein and the Trustee, as successor trustee to Wells Fargo to the indenture, dated as of April 10, 2007, among the Company, the guarantors named therein and the Trustee, as successor trustee to Wells Fargo, relating to the Company’s 11.00%/11.75% Senior Toggle Notes due 2014 (as supplemented, the “Existing Senior Toggle Note Indenture” and, together with the Existing Senior Cash Notes Indenture, the “Existing Senior Indentures”).

The Supplemental Indentures amend the Existing Senior Indentures by eliminating substantially all of the restrictive covenants and certain of the default provisions contained in the Existing Senior Indentures, as described below (the “Amendments”). Each of the Existing Senior Indentures provides that supplemental indentures of these types may be entered into upon receipt of consents from holders representing a majority in aggregate principal amount of the 10.50% Senior Notes due 2014 and the 11.00%/11.75% Senior Toggle Notes due 2014 (collectively, the “Existing Senior Notes”), excluding Existing Senior Notes held by the Company or its affiliates, under the applicable Existing Senior Indenture. Prior to the execution of the Supplemental Indentures, the Company solicited and received the required consents to the Amendments in connection with its offers to exchange and consent solicitations for its outstanding Existing Senior Notes (the “Exchange Offers”). The Amendments will not become operative unless and until the Exchange Offers are consummated. The Exchange Offers will expire at Midnight, New York City time, on December 29, 2010, unless extended or earlier terminated by the Company (the “Expiration Time”).

The Amendments change the terms of the Existing Senior Indentures as follows:

The Amendments eliminate the following sections of the Existing Senior Indentures:

Existing Section Number	Caption
SECTION 4.03	Reports and Other Information.
SECTION 4.05	Taxes.
SECTION 4.07	Limitation on Restricted Payments.
SECTION 4.08	Dividend and Other Payment Restrictions Affecting Subsidiaries.
SECTION 4.09	Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock.
SECTION 4.10	Asset Sales.
SECTION 4.11	Transactions with Affiliates.
SECTION 4.12	Liens.
SECTION 4.13	Corporate Existence.
SECTION 4.14	Offer to Repurchase Upon Change of Control.
SECTION 4.15	Future Note Guarantors.

SECTION 5.01(a) Paragraph (4)	Merger, Amalgamation Consolidation or Sale of All or Substantially All Assets.
SECTION 6.01(a) Paragraphs (4), (5) and (8)	Events of Default.

Copies of the Supplemental Indentures are attached hereto as Exhibits and incorporated herein by reference. The foregoing description of the Supplemental Indentures is qualified in its entirety by reference to the full text of the Supplemental Indentures.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the execution of the Supplemental Indentures is incorporated by reference in this Item 3.03.

Item 7.01.	Regulation FD Disclosure.

The following information is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

As used below, the terms “Realogy,” “we” and “our” refer to Realogy Corporation and its consolidated subsidiaries.

The Company is providing the following information to holders of its Existing Notes in connection with the Exchange Offers:

Beneficial Ownership of Certain Holders

Based on the participation levels in the Exchange Offers as of 5:00 p.m., New York City time, on December 14, 2010 (the “Consent Time”), and assuming that (i) no eligible holders tender Existing Notes in the Exchange Offers after the Consent Time and (ii) that all Convertible Notes are converted into shares of Class A common stock, par value $0.01 per share (“Class A Common Stock”), of Domus Holdings Corp., a Delaware corporation (“Holdings”) and the indirect parent of Realogy, investment funds managed by Apollo Management VI, L.P. or one of its affiliates (together with its affiliates, “Apollo”) and Paulson & Co. Inc., on behalf of the several investment funds and accounts managed by it (“Paulson”) would beneficially own approximately 67.5% and 21.9%, respectively, of the total outstanding shares of common stock of Holdings (the “Common Stock”) on an as-converted basis (not including shares of Common Stock held by management for which Apollo exercises voting power). Based on the participation levels in the Exchange Offers as of the Consent Time, and assuming that (i) the remaining Existing Notes in each series are validly tendered in the Exchange Offers after the Consent Time for Convertible Notes on a pro rata basis up to the Convertible Notes Limit and (ii) that all Convertible Notes are converted into shares of Class A Common Stock, Apollo and Paulson would own approximately 61.3% and 19.9%, respectively, of the total outstanding shares of Common Stock on an as-converted basis (not including shares of Common Stock held by management for which Apollo exercises voting power).

As of the Consent Time, Apollo, Paulson and Avenue informed the Company that they tendered approximately $1,338 million, $494 million and $314 million aggregate principal amount of Existing Notes, respectively, in the Exchange Offers, pursuant to the terms of the previously disclosed support agreement they entered into prior to the commencement of the Exchange Offers. Pursuant to the terms of such support agreement, Apollo, Paulson and Avenue continue to be obligated to tender any Existing Notes acquired through the Expiration Time.

Item 8.01.	Other Events.

On December 15, 2010, the Company issued a press release announcing the results of the Exchange Offers as of the Consent Time and the Company’s entry into the Supplemental Indentures. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

In addition to the Supplemental Indentures described in Item 1.01 above, additionally attached hereto as Exhibits are the Company’s previously executed supplemental indentures dated October 15, 2010 adding a subsidiary guarantor and supplemental indentures dated November 30, 2010 adding Holdings as a guarantor.

Exhibit Number	Exhibit

4.1	Supplemental Indenture No. 15 dated October 15, 2010, to the 10.50% Senior Notes Indenture.

4.2	Supplemental Indenture No. 15 dated October 15, 2010, to the 11.00%/11.75% Senior Toggle Notes Indenture.

4.3	Supplemental Indenture No. 15 dated October 15, 2010, to the 12.375% Senior Subordinated Notes Indenture.

4.4	Supplemental Indenture No. 16 dated November 30, 2010, to the 10.50% Senior Notes Indenture.

4.5	Supplemental Indenture No. 16 dated November 30, 2010, to the 11.00%/11.75% Senior Toggle Notes Indenture.

4.6	Supplemental Indenture No. 16 dated November 30, 2010, to the 12.375% Senior Subordinated Notes Indenture.

4.7	Supplemental Indenture No. 17 dated December 14, 2010, to the 10.50% Senior Notes Indenture.

4.8	Supplemental Indenture No. 17 dated December 14, 2010, to the 11.00%/11.75% Senior Toggle Notes Indenture.

99.1	Press Release issued December 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Corporation

By:	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: December 15, 2010

INDEX TO EXHIBITS

Exhibit Number	Exhibit

4.1	Supplemental Indenture No. 15 dated October 15, 2010, to the 10.50% Senior Notes Indenture.

4.2	Supplemental Indenture No. 15 dated October 15, 2010, to the 11.00%/11.75% Senior Toggle Notes Indenture.

4.3	Supplemental Indenture No. 15 dated October 15, 2010, to the 12.375% Senior Subordinated Notes Indenture.

4.4	Supplemental Indenture No. 16 dated November 30, 2010, to the 10.50% Senior Notes Indenture.

4.5	Supplemental Indenture No. 16 dated November 30, 2010, to the 11.00%/11.75% Senior Toggle Notes Indenture.

4.6	Supplemental Indenture No. 16 dated November 30, 2010, to the 12.375% Senior Subordinated Notes Indenture.

4.7	Supplemental Indenture No. 17 dated December 14, 2010, to the 10.50% Senior Notes Indenture.

4.8	Supplemental Indenture No. 17 dated December 14, 2010, to the 11.00%/11.75% Senior Toggle Notes Indenture.

99.1	Press Release issued December 15, 2010.